                                                                   EXHIBIT 10.1
                     AMENDMENT NO. 1, WAIVER AND CONSENT TO
                              THE CREDIT AGREEMENT

                                                     [                   ]

                  AMENDMENT NO. 1, WAIVER AND CONSENT TO THE CREDIT AGREEMENT among Lodgian Financing Corp. (the "Borrower"), Lodgian, Inc. (the "Parent"), Impac Hotel Group, LLC, Servico Inc., the other Affiliate Guarantors party hereto, the Lenders and Issuing Bank named herein, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, Morgan Stanley Senior Funding, Inc., as Co-Lead Arranger, Joint-Book Manager and Syndication Agent, Lehman Brothers Inc., as Co-Lead Arranger, Joint-Book Manager and Lehman Commercial Paper Inc., as Documentation Agent.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Parent, Impac Hotel Group, LLC, Servico, Inc., the other Affiliated Guarantors party thereto, the Initial Lenders and Initial Issuing Bank named therein, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, Morgan Stanley Senior Funding, Inc. as Co-Lead Arranger, Joint-Book Manager and Syndication Agent, Lehman Brothers Inc., as Co-Lead Arranger, Joint-Book Manager and Lehman Commercial Paper Inc., as Documentation Agent have entered into that certain credit agreement dated as of July 23, 1999 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment, Waiver and Consent shall have the same meanings as specified in the Credit Agreement.


                  (2) The Borrower has requested, and each Lender has agreed, to amend the Credit Agreement and to waive certain conditions therein as herein set forth.

                  NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 6, hereby amended as follows:

                  (a) The definition of Applicable Margin in Section 1.01 is amended in full to read as follows:

                           `"APPLICABLE MARGIN" means, as of any time, the
higher of:

                           (a) a percentage per annum determined by reference to the Public Debt Rating of the Parent, as of such date, as set forth below;

=================================================================================================================================

   PUBLIC DEBT RATING                                              BASE RATE       EURODOLLAR      BASE RATE      EURODOLLAR RATE
                                                                      TERM            RATE          WORKING           WORKING
                                                                    ADVANCES          TERM          CAPITAL           CAPITAL
                                                                                    ADVANCES        ADVANCES          ADVANCES
=================================================================================================================================

Level I
Rated Ba2/BB and above                                               2.25%           3.50%           2.00%             3.25%
--------------------------------------------------------------------------------------------------------------------------------

Level II
Rated less than Level I but at least Ba3/BB-
                                                                     2.50%           3.75%           2.25%             3.50%
--------------------------------------------------------------------------------------------------------------------------------

Level III
Rated less than Level II but at least B1/B+
                                                                     2.75%           4.00%           2.50%             3.75%
--------------------------------------------------------------------------------------------------------------------------------

Level IV
Rated less than Level III                                            3.00%           4.25%           2.75%             4.00%
=================================================================================================================================


                  provided that the Applicable Margin for each Base Rate Advance determined pursuant to this clause (a) shall be determined by reference to the Public Debt Rating in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance determined pursuant to this clause
                  (a) shall be determined by reference to the Public Debt Rating in effect on the first day of each Interest Period for such Advance; and

                           (b) 4.50% in the case of Eurodollar Rate Advances, and 3.25% in the case of Base Rate Advances; provided that such percentages shall be reduced by (i) 0.25% upon prepayment of the Term B Facility (on and after July 31
                  2000) in an aggregate principal amount of $50,000,000 in accordance with Section 2.06(b)(viii), and (ii) an additional 0.25% upon prepayment of the Term B Facility in an additional aggregate principal amount of $50,000,000 in accordance with
                  Section 2.06(b)(viii).

                  The Applicable Margin in respect of the Term C Facility shall be as set forth in the Term C Supplement."

                  (b) The definition of Clean-Down Period in Section 1.01 is amended by deleting the date of "August 1, 2000" and replacing it with the date of "June 15, 2000".

                  (c) The definition of Excess Cash Flow in Section 1.01 is amended by deleting paragraph (iv) and replacing it with the following new paragraph (iv):

                           "(iv)    the aggregate principal amount of (A) all
                  optional prepayments of Term Advances made during such period pursuant to Section 2.06(a), (B) all mandatory prepayments of Term Advances made during such period pursuant to Section 2.06(b)(viii) (to the extent that the Net Cash Proceeds related to such mandatory prepayments are included in the calculation of Consolidated net income (or loss) of the Parent and its Subsidiaries for such period) and (C) all mandatory prepayments of Funded Debt other than those referred to in the preceding clause (B) made in connection with the sale of assets not constituting Hotel Collateral plus"

                  (d) The definition of EBITDA in Section 1.01 is amended by (A) deleting the phrase ", and" immediately prior to clause (ii) thereof and replacing it with the new phrase "or expenses,", (B) inserting immediately after clause (ii) thereof the following new phrase:

                  ", (iii) gain or loss from the sale of hotel or development properties but excluding any sale, lease, transfer or other disposition of assets pursuant to clause (i), (ii) or (iii) of Section 5.02(e), and (iv) expenses related to contract terminations, franchise fees and other reasonable costs directly associated with such sale, lease, transfer or other disposition but excluding any sale, lease, transfer or other disposition of assets pursuant to clause (i), (ii) and (iii) of Section 5.02(e);"

and (C) inserting at the end thereof the following new proviso:

                  "provided further, however, that for purposes of calculating the ratios referred to in clauses (a), (b) and (c) of Section
                  5.04 "EBITDA" shall be the lesser of (i) $32,900,000 for the first quarter of the 1999 Fiscal Year, $51,400,000 for the second quarter of the 1999 Fiscal Year, $45,600,000 for the third quarter of the 1999 Fiscal Year and $17,200,000 for the fourth quarter of the 1999 Fiscal Year and (ii) the actual sum of (a), (b), (c), (d) and (e) above pursuant to this definition of EBITDA for each of such quarters."

                  (e)      The definition of Fixed Charge Coverage Ratio in
Section 1.01 is amended by inserting between the phrases "(excluding balloon payments due at maturity date)" and "of all Debt for Borrowed Money" the new phrase "and excluding payments under Section 2.06(b)".

                  (f) The definition of Net Cash Proceeds in Section 1.01 is amended by (i) inserting between clause (c) thereof and the phrase "in each case to the extent", the following new clause (d):

                  "and (d) the expenses related to contract terminations, franchise fees and other reasonable costs directly associated with such sale, lease, transfer or other disposition but excluding any sale, lease, transfer or other disposition of assets pursuant to clause (i), (ii) or (iii) of Section 5.02(e),"

and (ii) deleting the proviso at the end thereof.

                  (g) The definition of Termination Date in Section 1.01 is amended by inserting at the end thereof the following proviso:

                  "provided, however, that the final maturity date of the Banc One Facility shall not be considered for purposes of determining the Termination Date of the Term A Facility, the Term B Facility and for all other purposes, as long as the Banc One Facility is paid-off, reduced to an amount of less than or equal to $10,000,000, extended to a date later than September 15, 2006 or refinanced by an amount greater than or equal to the outstanding amounts under such facility on or prior to its then final maturity date."

                  (h) Section 2.06(a) is amended by inserting immediately after the phrase "incurrence or issuance of any Debt by the Parent and its Subsidiaries" in the last sentence thereof the phrase ", the sale, transfer or other disposition of all or substantially all of the capital stock of the Borrower or the Parent and/or the sale, lease, transfer or other disposition of all or substantially all the assets of the Parent and its Subsidiaries,".

                  (i) Section 2.06(b)(ii) is amended by (i) adding in clause (A) thereof immediately prior to the phrase "but excluding" the phrase "constituting Hotel Collateral", (ii) deleting the word "and" immediately prior to clause (D) thereof and replacing such word with a comma, (iii) inserting immediately after clause (D) and before the phrase "prepay an aggregate principal amount" the following clause (E):

                  "and (E) the sale, lease, transfer or other disposition of any assets of the Parent or any of its Subsidiaries constituting non-Hotel Collateral but excluding any sale, lease, transfer or other disposition of assets pursuant to clause (i), (ii) or (iii) of Section 5.02(e),"

(iv) inserting immediately after the phrase "clause (C)" in clause (y) thereof the phrase "or (E)", (v) adding immediately after the phrase "50% of the amount of such Net Cash Proceeds" in clause (y) thereof the following proviso:

                  "provided, however, that in the case of Net Cash Proceeds received pursuant to clause (A) above with respect to the Marriott Hotel on Dominion Blvd. in Richmond, Virginia referred to in Schedule 4.01(v), the Borrower shall only prepay an aggregate principal amount of the Advances in an amount equal to the Net Cash Proceeds thereof less the lesser of (i) $10,000,000 or (ii) the total amount of the Capital Expenditures made by the Borrower or any of its Subsidiaries with respect to such property through July 31, 2000."

and (vi) deleting the phrase "ratably to the principal installments thereof" in clause first thereof and replacing such phrase with the phrase "in order of maturity until an aggregate principal amount of $100,000,000 has been prepaid pursuant to this Section on and after July 31, 2000 and thereafter in inverse order of maturity".

                  (j)      Section 2.06(b) is amended by adding new clauses
(viii) and (ix) at the end thereof to read as follows:

                           "(viii)  The Borrower shall prepay (whether as an
                  optional or mandatory prepayment) an aggregate principal amount of Term B Advances in an amount equal to (A) $25,000,000 on or prior to December 31, 2000, (B) an additional $25,000,000 on or prior to June 30, 2001, (C) an additional $25,000,000 on or prior to December 31, 2001, and
                  (D) an additional $25,000,000 on or prior to June 30, 2002.

                           (ix) The Borrower shall, on the date of receipt of the Net Cash Proceeds by the Parent or any of its Subsidiaries from the sale, lease, transfer or other disposition of any assets of the Parent or any of its Subsidiaries constituting non-Hotel Collateral but excluding any sale, lease, transfer or other disposition of assets pursuant to clause (i), (ii) or (iii) of Section 5.02(e), prepay the Working Capital Advances in an amount equal to 50% of such Net Cash Proceeds as set forth in clause (vi) above (without a corresponding permanent reduction in the Working Capital Commitments)."

                  (k) Section 2.06(c) is amended by inserting immediately after the phrase "prepayment of the Term B Advances" in the first sentence thereof the phrase "(except for any prepayments made pursuant to Section 2.06(b)(viii))".

                  (l) Section 2.14 is amended by adding at the end thereof the following new sentence:

                  "In no event shall any proceeds from Working Capital Borrowings be used to reduce or prepay the Term B Advances except to the extent that the Working Capital Advances have been prepaid with the portion of Net Cash Proceeds from the sale of assets not constituting Hotel Collateral not required to make a prepayment in respect of the Term Facilities pursuant to Section 2.06(b)(ii)."

                  (m) Section 5.01(j) is amended by (i) adding at the beginning thereof the following language:

                           "(i)     On or prior to September 30, 2000, the
                  Parent and each of its Subsidiaries shall, to the extent permitted under the agreements and other documents governing Debt and organization of the Parent and its Subsidiaries, execute and deliver to the Collateral Agent a pledge or other security agreement in form and substance satisfactory to the Collateral Agent granting a first priority perfected security interest in the Equity Interest of each of its Subsidiaries, as requested by the Collateral Agent, securing payment of all the Obligations under the Loan Documents; and

                           (ii)"
and (ii) renumbering paragraphs (i) to (viii) thereof as paragraphs (A) to (H).

                  (n) Section 5.02(e)(iv) is amended in full to read as follows:

                   "(iv) the sale of any asset by the Parent or any Subsidiary (other than a bulk sale of inventory and a sale of receivables other than delinquent accounts for collection purposes only) so long as (A) the purchase price paid to the Parent or such Subsidiary for such asset shall be no less than (1) in the case of Hotel Collateral, 75% of the Appraised Value of such asset (provided, that the Parent or any subsidiary may sell Hotel Collateral for less than 75% of the Appraised Value of such asset with the consent of the Administrative Agent (such consent not to be unreasonably withheld) so long as, after giving effect to such sale, the aggregate purchase price for all Hotel Collateral sold on and after the July 31, 2000 is at least equal to 75% of the aggregate Appraised Value of all such Hotel Collateral sold on and after July 31, 2000) and (2) in all other cases, 75% of the fair market value of such asset at the time of such sale and (B) the purchase price for such asset shall be paid to the Parent or such Subsidiary solely in cash."

                  (o) Section 5.02(o) is amended by deleting the proviso thereof and replacing it for the following new proviso:

                  "provided that, without regard to the foregoing limits, the Parent and its Subsidiaries may make (i) additional Capital Expenditures in any Fiscal Year with respect to the renovation of hotel properties and (ii) Capital Expenditures in an amount not to exceed $28,000,000 with respect to the Marriott Inn hotel on Dominion Blvd. in Richmond, Virginia referred to in Schedule 4.01(v), so long as at the time of making any such Capital Expenditure (A) the Collateral Agent has or is granted a perfected first priority security interest in such property pursuant to Section 5.01(j), (B) no Default has then occurred and is continuing or would result therefrom and (C) both before and after such Capital Expenditure, the Parent and its Subsidiaries are and will be in compliance with the covenants set forth in Section 5.04."

                  (p) Section 5.03 is amended by (i) inserting between the phrases "Borrower and its Subsidiaries for such Fiscal Year," and "in each case accompanied by an opinion acceptable to the Required Lenders" in clause (b) thereof the new phrase "(it being understood that the annual report of the Borrower and its Subsidiaries referred to in this clause (ii) shall be included as a footnote disclosure entitled " "Supplemental Guarantor Information" in the annual report referred to in clause (i) above)", and (ii) adding at the end thereof the following new clauses (p), (q) and (r):

                           "(p)     Monthly P&L Statements. Commencing with May
                  2000, within 30 days after the end of each calendar month,
                  (i) monthly profit and loss statements, (ii) year to date profit and loss statements and (iii) trailing 12 month profit and loss statements, in each case with respect to each individual real property constituting Hotel Collateral and on a consolidated basis for all real property constituting Hotel Collateral, in form and substance satisfactory to the Administrative Agent; provided, however, that the reports for the months of May and June 2000 shall be delivered on or before August 15, 2000, and the reports for the month of July 2000 shall be delivered on or before September 15, 2000.

                           (q) Quarterly Financial Statements. (i) On or prior to August 31, 2000, the financial information referred to in Section 5.03(c) for the quarter ended March 31, 2000 and (ii) on or prior to September 30, 2000, the financial information referred to in Section 5.03(c) for the quarter ended June 30, 2000.

                           (r) Certificates With Respect to Certain Financial Statements. No later than August 15, 2000, in respect of the annual audit report for the 1999 Fiscal Year of the Parent and its Subsidiaries, an opinion acceptable to the Required Lenders of independent public accountants of nationally recognized standing acceptable to the Required Lenders, together with (A) a certificate of such accounting firm to the Lender Parties stating that, as of the date of such annual audit report, in the course of conducting its audit of the business of the Parent, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, and (B) a schedule in form satisfactory to the Agent of the computations used by such accountants in determining, as of the end of the 1999 Fiscal Year, compliance or noncompliance with the covenants in Section
                  5.04 (and confirmation from such accountants (satisfactory to the Administrative Agent in its sole discretion) with respect to the calculation of compliance or noncompliance with the covenants contained in Section 5.04), provided that in the event of any change in GAAP used in preparation of such financial statements, the Parent shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP."

                  (q) Section 5.04 is amended by (i) deleting the ratio "6.25:1" set forth opposite the date "June 30, 2000" in clause (a) thereof and replacing it with the new ratio "6.50:1", (ii) deleting the table in clause (b) thereof and replacing it with the following new table:

                  =================================================================================
                                   QUARTER ENDING                                 RATIO
                  =================================================================================
                  December 31, 1999                                              0.97:1
                  =================================================================================
                  March 31, 2000                                                 1.00:1
                  =================================================================================
                  June 30, 2000                                                  0.90:1
                  =================================================================================
                  September 30, 2000                                             0.90:1
                  =================================================================================
                  December 31, 2000 and thereafter                               1.00:1
                  =================================================================================

(iii) deleting the table in clause (c) thereof and replacing it with the following new table:

                   ===============================================================================
                                 QUARTER ENDING                              RATIO
                   ===============================================================================
                   September 30, 1999                                       1.75:1
                   ===============================================================================
                   December 31, 1999                                        1.75:1
                   ===============================================================================
                   March 31, 2000                                           1.75:1
                   ===============================================================================
                   June 30, 2000                                            1.45:1
                   ===============================================================================
                   September 30, 2000                                       1.45:1
                   ===============================================================================
                   December 31, 2000                                        1.50:1
                   ===============================================================================
                   March 31, 2001                                           1.50:1
                   ===============================================================================
                   June 30, 2001                                            1.50:1
                   ===============================================================================
                   September 30, 2001                                       1.50:1
                   ===============================================================================
                   December 31, 2001                                        1.60:1
                   ===============================================================================
                   March 31, 2002                                           1.60:1
                   ===============================================================================
                   June 30, 2002                                            1.60:1
                   ===============================================================================
                   September 30, 2002                                       1.60:1
                   ===============================================================================
                   December 31, 2002                                        1.70:1
                   ===============================================================================
                   March 31, 2003                                           1.70:1
                   ===============================================================================
                   June 30, 2003                                            1.70:1
                   ===============================================================================
                   September 30, 2003                                       1.70:1
                   ===============================================================================
                   December 31, 2003 and thereafter                         1.80:1
                   ===============================================================================


(iv) deleting the ratio "4.00:1" set forth opposite the date "June 30, 2000" in clause (d) thereof and replacing it with the new ratio "4.25:1", (v) deleting the ratio "4.00:1" set forth opposite the date "September 30, 2000" in clause
(d) thereof and replacing it with the new ratio "4.25:1", (vi) deleting the ratio "4.50:1" set forth opposite the date "December 31, 2000" in clause (d) thereof and replacing it with the new ratio "4.00:1", (vii) deleting the ratio "4.50:1" set forth opposite the date "March 31, 2001" in clause (d) thereof and replacing it with the new ratio "4.00:1", (viii) deleting the ratio "4.50:1" set forth opposite the date "June 30, 2001" in clause (d) thereof and replacing it with the new ratio "4.00:1", and (ix) deleting the ratio "4.50:1" set forth opposite the date "September 30, 2001" in clause (d) thereof and replacing it with the new ratio "4.00:1".

                  (r) Section 6.01(c) is amended by adding immediately after the phrase "5.03(a)" therein the phrase ", 5.03(q), 5.03(r)".

                  SECTION 2. Further Amendments to the Credit Agreement. The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 6 and the conditions precedent set forth below, hereby amended as follows:

                  (a) Subject to the Administrative Agent having received counterparts of this Amendment, Waiver and Consent executed by the Borrower and all the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, Waiver and Consent, the definition of Applicable Margin in Section 1.01 is further amended by adding at the end thereof the following new paragraph:

                  "Notwithstanding anything to the contrary herein, the Applicable Margin shall be 3.25% in the case of Eurodollar Rate Advances and 2.00% in the case of Base Rate Advances at any time that the Consolidated Senior Debt to Hotel Collateral EBITDA Ratio calculated in accordance with Section 5.04(d) is less than or equal to 2.50:1.00. The Applicable Margin in respect of the Term C Facility shall be as set forth in the Term C Supplement."

                  (b) Subject to the Administrative Agent having received counterparts of this Amendment, Waiver and Consent executed by the Borrower and all the Term B Lenders or, as to any of the Term B Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, Waiver and Consent, Section 2.06(a) is amended by adding at the end thereof the following language:

                  "Notwithstanding anything to the contrary herein, the Borrower shall not pay the premiums referred to in clause
                  (ii) above with respect to any optional prepayments of Term B Advances with Net Cash Proceeds from the sale, lease, transfer or other disposition of any assets of the Parent or any of its Subsidiaries not constituting Hotel Collateral."

                  (c) Subject to the Administrative Agent having received counterparts of this Amendment, Waiver and Consent executed by the Borrower and all the Term B Lenders or, as to any of the Term B Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, Waiver and Consent, paragraph (viii) of Section 2.06(b) (which was added by Section 1 of this Amendment, Waiver and Consent) is amended in full to read as follows:

                           "(viii)  The Borrower shall prepay (whether as an
                  optional or mandatory prepayment) an aggregate principal amount of Term B Advances in an amount equal to (A) $25,000,000 on or prior to December 31, 2000, (B) an additional $35,000,000 on or prior to June 30, 2001, and (C) an additional $40,000,000 on or prior to December 31, 2001."

                  SECTION 3. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, each Lender agrees to:

                  (a) Solely for the purposes of the 1999 Fiscal Year, waive the requirements of Section 5.03(b) of the Credit Agreement solely for the period from March 31, 2000 through the Amendment Effective Date (as herein defined).

                  (b) Solely for the purposes of the first quarter of the 2000 Fiscal Year, waive the requirements of Section 5.03(c) of the Credit Agreement solely for the period from May 15, 2000 through August 31, 2000. On August 31, 2000, without any further action by the Administrative Agent and the Lenders, all of the terms and provisions set forth in the Loan Documents with respect to Defaults thereunder that are waived under this Section 3(b) and not cured prior to such date shall have the same force and effect as if this Amendment, Waiver and

Consent had not been entered into by the parties hereto, and the Administrative Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents with respect to any such Defaults as though no waiver had been granted by them hereunder.

                  (c) Solely for the purposes of the second quarter of the 2000 Fiscal Year, waive the requirements of Section 5.03(c) of the Credit Agreement solely for the period from July 15, 2000 through September 30, 2000. On September 30, 2000, without any further action by the Administrative Agent and the Lenders, all of the terms and provisions set forth in the Loan Documents with respect to Defaults thereunder that are waived under this
Section 3(c) and not cured prior to such date shall have the same force and effect as if this Amendment, Waiver and Consent had not been entered into by the parties hereto, and the Administrative Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents with respect to any such Defaults as though no waiver had been granted by them hereunder.

                  (d) Solely for the purposes of the first quarter of the 2000 Fiscal Year, waive the requirements of Section 5.04(a), (b), (c) and (d).

                  (e) Waive each of the Defaults set forth on Exhibit A to this Amendment, Waiver and Consent.

                  SECTION 4. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, each Lender hereby consents to:

                  (a) The acquisition by Lodgian Acquisitions, LLC , which is a single-member Georgia limited liability company wholly-owned by the Borrower, of limited partnership interests (the "Partnership Interests") representing up to 49% of the Equity Interests in each of Worcester Hospitality Associates limited Partnership, a Florida limited partnership, Sioux City Hospitality, L.P., an Iowa limited partnership, Brecksville Hospitality, L.P., an Ohio limited partnership, Fort Wayne Hospitality Associates II, Limited Partnership, a Florida limited partnership, 1075 Hospitality, L.P., a Georgia limited partnership and Saginaw Hospitality Limited Partnership, a Michigan limited partnership (together, the "Limited Partnerships") and the request of the Borrower that it (through its Affiliates) only be required to give a first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to Section 5.01(j) of the Credit Agreement in (i) the Borrower's interest in Lodgian Acquisitions, LLC and (ii) the Partnership Interests notwithstanding any other provision of the Loan Documents; and

                  (b) The request of the Borrower that Saginaw Hospitality Limited Partnership permit, agree or consent to the foreclosure of the purchase money non-recourse mortgage, dated October 12, 1995, related to its interest in the premises and personalty in the City of Saginaw, Saginaw County, Michigan, notwithstanding any other provision of the Loan Documents.

                  SECTION 5. Termination of Term A Commitments. In accordance with the provisions of Section 2.05(a) of the Credit Agreement, the Borrower hereby, as of the date hereof, terminates in whole the Unused Term A Commitments. The requirement of five Business Days' notice for termination of the unused Term A Commitments is hereby waived by the Required Lenders.

                  SECTION 6. Conditions of Effectiveness of this Amendment. This Amendment, Waiver and Consent shall become effective as of the date first above written (the "Amendment Effective Date") when, and only when, the Administrative Agent shall have received counterparts of this Amendment, Waiver and Consent executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, Waiver and Consent, and the consent attached hereto by each Loan Party (other than the Borrower), and shall become effective when and only when the Administrative Agent shall have additionally received all of the following (which in the case of documents shall be in form and substance satisfactory to the Required Lenders and in sufficient copies for each Lender):

                            (a) (i) the annual audit report for the 1999 Fiscal Year for the Parent and its Subsidiaries, including therein a Consolidated balance sheet of the Parent and its Subsidiaries as of the end of the 1999 Fiscal Year and a Consolidated statement of income and a Consolidated statement of cash flows of the Parent and its Subsidiaries for the 1999 Fiscal Year, in each case accompanied by an opinion of independent public accountants of nationally recognized standing acceptable to the Required Lenders, and (ii) the annual report for the 1999 Fiscal Year for the Borrower and its Subsidiaries, including therein a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the 1999 Fiscal Year and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the 1999 Fiscal Year (it being understood that the annual report referred to in this clause (ii) will be included in the annual report referred to in clause (i) above) and
         (iii) a certificate of the Chief Financial Officer of the Parent stating that no Default has occurred and is continuing under Section
         5.04 and a certificate of the Chief Executive Officer (or person performing a similar function) of the Parent stating that no Default has occurred and is continuing under any other provision of the Loan Documents or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent and the Borrower have taken and proposes to take with respect thereto;

                            (b) a draft Consolidated balance sheet of the Parent and its Subsidiaries as of the end of the first quarter of the 2000 Fiscal Year and a draft Consolidated statement of operations of the Parent and its Subsidiaries for the period commencing with the end of the 1999 Fiscal Year and ending with the end of the first quarter of the 2000 Fiscal Year, setting forth in comparative form the corresponding figures for the corresponding date or period of the 1999 Fiscal Year, all in reasonable detail and duly certified as described in the following subparagraph (c) (subject to the normal year-end audit adjustments) by the Chief Financial Officer (or person performing a similar function) of the Parent as having been prepared in accordance with GAAP, together with (A) a draft certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent and the Borrower have taken and proposes to take with respect thereto and (B) a schedule in form satisfactory the Administrative Agent of the computations used by the Parent in determining compliance with the covenants contained in Section 5.04 of the Credit Agreement (it being understood that the covenants are calculated based on the draft Consolidated statement of operations and other information, which is subject to revision);

                  (c) a certificate duly signed by the Chief Financial Officer of the Parent representing that the financial statements referenced in paragraph (b) above are draft representations of the Parent's and its Subsidiaries' financial position pending completion of the Parent's review procedures and a Statement on Auditing Standards
         (SAS) #71 review by the Parent's auditors;

                  (d) a certificate duly signed by a the Chief Executive Officer (or person performing a similar function) of the Borrower stating that the representations and warranties contained in the Credit Agreement and each Loan Document are correct on and as of the date of such certificate as though made on and as of the date hereof other than any such representation and warranties that, by their terms, refer to a date other than the date of such certificate; and

                  (e) a fee equal to 1/2 of 1% of the aggregate Advances and Commitments of each Lender executing this Amendment, Waiver and Consent after giving effect to this Amendment, Waiver and Consent (which fee shall be credited to any prepayment fees payable pursuant to Section 2.06(a) of the Credit Agreement in connection with any prepayment in full of the Advances during the first year following the Amendment Effective Date).

                  (f) all invoiced reasonable and actual costs and expenses of each Agent (including consultant and advisor fees and expenses and all reasonable fees and expenses of counsel to the Agent).

                  Section 7. Concerning the Financial Statements and the Calculation of the Financial Covenants. The parties hereto acknowledge that (i) all financial statements delivered pursuant to this Amendment, Waiver and Consent, (ii) all financial statements to be delivered pursuant to the Credit Agreement as amended by this Amendment, Waiver and Consent, (iii) all calculations of financial covenants under Section 5.04 of the Credit Agreement reflected in certificates delivered pursuant to this Amendment, Waiver and Consent, and (iv) all calculations of financial covenants under Section 5.04 of the Credit Agreement as amended by this Amendment, Waiver and Consent reflected in certificates to be delivered pursuant to the Credit Agreement as amended by this Amendment, Waiver and Consent, in each case, were and will be prepared giving effect to the amendments to be effected by this Amendment, Waiver and Consent.

                  Section 8. Representations and Warranties. The Borrower represents and warrants as follows:

                  (a) On the Amendment Effective Date, after giving effect to this Amendment, Waiver and Consent, no event has occurred and is continuing, or would result from the effectiveness of this Amendment, Waiver and Consent, that constitutes a Default.

                  (b) No authorization, approval or other action by, an no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by the Borrower of this Amendment, Waiver and Consent or other transactions contemplated hereby.

                  (c) This Amendment, Waiver and Consent has been duly executed and delivered by the Borrower. Each of this Amendment, Waiver and Consent and the Credit Agreement is the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

                 Section 9. Reference to and Effect on the Loan Documents. (a) On and after the Amended Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment, Waiver and Consent.

                 (b) The Credit Agreement, as specifically amended by this Amendment, Waiver and Consent, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the Obligations of the Loan Parties under the Loan Documents, as amended hereby.

                 (c) The execution, delivery and effectiveness of this Amendment, Waiver and Consent shall not operate as a waiver of any right, power or remedy of any of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of, or a consent to depart from, any of the terms and conditions of any of the Loan Documents.

                 Section 10. Execution in Counterparts. This Amendment, Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment, Waiver and Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment, Waiver and Consent.

                  Section 11. Governing Law. This Amendment, Waiver and Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment, Waiver and Consent to be duly executed and delivered by its officer thereunder duly authorized, as of the first written above.

                                          LODGIAN FINANCING CORP.


                                          By
                                            -----------------------------------
                                            Title:


                                          LODGIAN, INC.


                                          By
                                            -----------------------------------
                                            Title:


                                          MORGAN STANLEY SENIOR
                                          FUNDING, INC., as Administrative Agent


                                          By
                                            -----------------------------------
                                            Title:


                                          LEHMAN COMMERCIAL PAPER INC., as
                                          Documentation Agent


                                          By
                                            -----------------------------------
                                            Title:

                                          LENDERS:

                                          MORGAN STANLEY SENIOR FUNDING, INC.


                                          By:
                                             ---------------------------------
                                          Title:

                                   ARCHIMEDES FUNDING II, LTD.

                                   By: ING Capital Advisors LLC, as Collateral
                                       Manager


                                   By:
                                      ---------------------------------
                                   Title:

                                   ARCHIMEDES FUNDING III, LTD.

                                   By: ING Capital Advisors LLC, as Collateral
                                       Manager


                                   By:
                                      ---------------------------------
                                   Title:

                                   BLACK DIAMOND CLO 1998


                                   By:
                                      ---------------------------------
                                   Title:

                                   BLACK DIAMOND CLO 2000

                                   By:
                                      ---------------------------------
                                   Title:

                                   CARLYLE HIGH YIELD PARTNERS, LP


                                   By:
                                      ---------------------------------
                                   Title:

                                   CARLYLE HIGH YIELD PARTNERS II, LTD.


                                   By:
                                      ---------------------------------
                                   Title:

                                   CHANG HWA


                                   By:
                                      ---------------------------------
                                   Title:

                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By:
                                      ---------------------------------
                                   Title:

                                   ELF FUNDING TRUST I


                                   By:
                                      ---------------------------------
                                   Title:

                                    GLENEAGLES


                                    By:
                                       ---------------------------------
                                    Title:

                                   THE ING CAPITAL SENIOR SECURED HIGH
                                   INCOME FUND, L.P.

                                   By:  ING Capital Advisors LLC, as Investment
                                        Advisor



                                   By:
                                      ---------------------------------
                                   Title:

                                   KZH HIGHLAND-2


                                   By:
                                      ---------------------------------
                                   Title:

                                   KZH III


                                   By:
                                      ---------------------------------
                                   Title:

                                   KZH STERLING LLC


                                   By:
                                      ---------------------------------
                                   Title:

                                   LEHMAN BROTHERS


                                   By:
                                      ---------------------------------
                                   Title:

                                   ML CBO IV


                                   By:
                                      ---------------------------------
                                   Title:

                                  MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                  By:
                                     ------------------------------------------
                                  Title:

                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND II, INC.

                                   By:
                                      ---------------------------------
                                   Title:

                                   PILGRIM CLO


                                   By:
                                      ---------------------------------
                                   Title:

                                   PROVIDENT


                                   By:
                                       ---------------------------------
                                   Title:

                                   SEQUILS-ING I (HBDGM), LTD.

                                   By: ING Capital Advisors LLC, as Collateral
                                       Manager


                                   By:
                                      ---------------------------------
                                   Title:

                                   STANFIELD CLO LTD.

                                   By: Stanfield Capital Partners LLC, as its
                                       Collateral Manager


                                   By:
                                      ---------------------------------
                                   Title:

                                   SUTTER CBO 1998-1


                                   By:
                                      ---------------------------------
                                   Title:

                                          SUTTER CBO 1999-1


                                          By:
                                             ---------------------------------
                                          Title:

                                   TRANSAMERICA EQUIPMENT FINANCIAL
                                   SERVICES CORPORATION


                                   By:
                                      ---------------------------------
                                   Title:

                                   WELLS FARGO BANK

                                   By:
                                      ---------------------------------
                                   Title:

                                    CONSENT



                                                      Dated as of July 31, 2000


                  Each of the undersigned as a Loan Party under the Credit Agreement referred to in the foregoing Amendment, Waiver and Consent, hereby consents to such Amendment, Waiver and Consent and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, Waiver and Consent, each Loan Document to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, Waiver and Consent, each reference in each Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, Waiver and Consent, and (b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                   SERVICO, INC.


                                   By
                                     ------------------------------------------
                                     Title:


                                   IMPAC HOTEL GROUP, LLC


                                   By
                                     ------------------------------------------
                                     Title:


                                   SHEFFIELD MOTEL ENTERPRISES, INC.
                                   DOTHAN HOSPITALITY 3053, INC.
                                   DOTHAN HOSPITALITY 3071, INC.
                                   GADSDEN HOSPITALITY, INC.
                                   LODGIAN ANAHEIM INC.
                                   LODGIAN ONTARIO INC.
                                   SERVICO PENSACOLA, INC.
                                   SERVICO PENSACOLA 7200, INC.
                                   SERVICO PENSACOLA 7330, INC.
                                   SERVICO FT. PIERCE, INC.
                                   SERVICO WEST PALM BEACH, INC.
                                   SERVICO WINTER HAVEN, INC.

                              ALBANY HOTEL, INC.
                              SERVICO NORTHWOODS, INC.
                              BRUNSWICK MOTEL ENTERPRISES,  INC.
                              SERVICO CEDAR RAPIDS, INC.
                              SERVICO METAIRIE, INC.
                              SERVICO COLUMBIA, INC.
                              SERVICO COLESVILLE, INC.
                              SERVICO MARYLAND, INC. NH MOTEL ENTERPRISES, INC. MINNEAPOLIS MOTEL ENTERPRISES, INC.
                              SERVICO ROSEVILLE, INC.
                              LODGIAN MOUNT LAUREL, INC.
                              SERVICO JAMESTOWN, INC.
                              SERVICO NEW YORK, INC.
                              SERVICO NIAGARA FALLS, INC.
                              SERVICO GRAND ISLAND, INC.
                              FAYETTEVILLE MOTEL ENTERPRISES, INC.
                              APICO INNS OF GREEN TREE, INC.
                              APICO HILLS, INC.
                              SERVICO HILTON HEAD, INC.
                              SERVICO AUSTIN, INC.
                              SERVICO MARKET CENTER, INC.
                              SERVICO HOUSTON, INC.


                              By:
                                 ----------------------------------------------
                              Title: Vice President

                              AMI OPERATING PARTNERS, L.P.

                              By:  AMIOP Acquisition Corp., its general partner


                              By:
                                 ----------------------------------------------
                              Title:

                              SERVICO CENTRE ASSOCIATES, LTD.

                              By: Palm Beach Motel Enterprises, its general partner


                              By:
                                 ----------------------------------------------
                              Title:

                              LITTLE ROCK LODGING ASSOCIATES I,
                              LIMITED PARTNERSHIP

                              By:  Lodgian Richmond SPE Inc.


                              By:
                                 ----------------------------------------------
                              Title:

                              ATLANTA HILLSBORO LODGING, LLC
                              LODGIAN RICHMOND L.L.C.


                              By:
                                 ----------------------------------------------
                              Title: Manager

                                   EXHIBIT A

                   TO AMENDMENT NO. 1, WAIVER AND CONSENT TO
                              THE CREDIT AGREEMENT


                  1. Solely for the period ending October 31, 2000, waive the requirements of Section 5.01(b) of the Credit Agreement solely with respect to the failure of the Parent and its Affiliates to pay approximately $2,500,000 of federal, state and local payroll taxes for 1998 through April, 2000. The Parent has properly accrued for such payment in its 1999 and 2000 financial statement.

                  2. Solely for the period ending on the Amendment Effective Date, waive the requirements of Section 5.02(o)(iii) of the Credit Agreement.

                  3. Solely for the period ending on the Amendment Effective Date, waive the requirements of Section 5.03(a) of the Credit Agreement solely with respect to the failure of the Parent to provide a statement setting forth the details of the Defaults being waived pursuant to this Amendment, Waiver and Consent.

                  4. Solely for the period ending on the Amendment Effective Date, waive the requirements of Section 5.03(g) of the Credit Agreement solely with respect to a failure, if any, by the Borrower to provide notice of copies of any notice, request or document received by any Loan Party or any of its Subsidiaries regarding or related to any breach or default by any party under any Material Contract to the extent required by Section 5.03(g) of the Credit Agreement (it being understood that such breach or default, if any, would not constitute a Material Adverse Effect).